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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934




             Date of Report
             (Date of earliest event reported):    January 24, 2001.
                                               -------------------------


                        SAN DIEGO GAS & ELECTRIC COMPANY
            (Exact name of registrant as specified in its charter)


       California                  1-3779                   95-1184800
 (State of incorporation         (Commission              (I.R.S. Employer
    or organization)             File Number)             Identification No.


8326 Century Park Court, San Diego, California                 92123
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         619-696-2000
                                                           ------------



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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

         San Diego Gas & Electric Company (SDG&E), a subsidiary of Sempra Energy, has applied to the California Public Utilities Commission (CPUC) for authority to implement an electric rate surcharge which would increase the rates it may charge its electric customers. The surcharge is intended to manage SDG&E's undercollections of the costs of purchasing electricity for customers (resulting from a legislatively imposed temporary rate ceiling) and provide for the amortization of the undercollected costs in customer rates.

         The full text of SDG&E's application to the CPUC is attached to this report as Exhibit 99.1.

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         This report and the exhibit to the report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding SDG&E's ability to finance undercollected costs on reasonable terms, retain its financial strength and avoid the financial distress that has affected other California investor-owned utilities, estimates of future accumulated undercollected costs, and its plans to obtain future financing. The words "estimates," "believes," "expects," "anticipates," "plans," "intends," "may" and "should" or similar expressions, or discussions of strategy or plans are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

         Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others, local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments; actions by the CPUC, the California legislature and the Federal Energy Regulatory Commission; the financial condition of other investor-owned utilities; capital market conditions, inflation rates and interest rates; energy markets, including the timing and extent of changes in commodity prices; weather conditions; business, regulatory and legal decisions; the pace of deregulation of retail natural gas and electricity delivery; the timing and success of business development efforts; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of the company. Readers are cautioned not to rely unduly on any forward-looking statements and are urged to review and consider carefully the risks, uncertainties and other factors which affect the company's business described in this report and other reports filed by the company from time to time with the Securities and Exchange Commission.
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Item 7.  Financial Statements And Exhibits.

(c) Exhibits

99.1           The full text of SDG&E's application to the CPUC
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMPRA ENERGY
                                   (Registrant)

Date: January 24, 2001             By:       /s/ D.L. Reed
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                                             D.L. Reed
                                             President